UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________
Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):  December 10, 2014

ANDALAY SOLAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33695	90-0181035
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2071 Ringwood Avenue, Unit C
San Jose, CA 95131
(Address of principal executive offices)

(408) 402-9400
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 10, 2014, we entered into a Registration Rights Agreement with Southridge Partners II, LP (“Southridge”), pursuant to which we agreed to register shares of the common stock to be issued to Southridge in connection with the December 10, 2014 Equity Purchase Agreement.

The preceding description of the Registration Rights Agreement with Southridge does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following Exhibits are filed as part of this Report.

Exhibit Number	Description

10.1	Registration Rights Agreement dated as of December 10, 2014 between Andalay Solar, Inc. and Southridge Partners II, LP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2014

ANDALAY SOLAR, INC.

By: /s/ Steven Chan
Steven Chan
Chief Executive Officer and Interim Chief Financial Officer

Exhibit Index

Exhibit Number	Description

10.1	Registration Rights Agreement dated as of December 10, 2014 between Andalay Solar, Inc. and Southridge Partners II, LP